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                                                                    Exhibit 14

                          SECURITIES PURCHASE AGREEMENT
                              DATED OCTOBER-, 1999
                  BETWEEN VENTURES IN COMMUNICATIONS H, L.L.C.,
                         ONEPOP4T COMMUNICATIONS CORP.,
                                       AND
                               CAIS INTERNET, INC.
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                          SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of October ------ ~, 1999 between Ventures in Communications 11, L.L.C., a Delaware limited liability company (the "Company"), OnePoint Communications Corp., a Delaware corporation ("OnePoint") and CAIS Internet, Inc., a Delaware corporation (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 9 hereof

                   The parties hereto agree as follows:

                   Section 1. Authorization and Closing.
                              --------------------------

                    I A. Authorization of the Common Units. The Company shall authorize the issuance and sale to the Purchaser of 10,000 of its common units (the "Common Units"), each having the rights and obligations set forth in Ventures in Communications 11, L.L.C. Operating Agreement dated as of April 29, 1998, (as amended from time to time, the "LLC Agreement") a copy of which as amended through the date hereof, is attached hereto in Exhibit A.

                    IB. Purchase and Sale of the Common Units. At the Closing, the Company shall sell to the Purchaser and, subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company 10,000 Common Units at a price of $257.40 per unit.

                    I C. The Closing. The closing of the purchases and sales of the Common Units (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 E. Randolph Drive, Chicago, Illinois, at 10:00 a.m. on October 1999 or at such other place or on such other date as may be mutually agreeable to the Company and Purchaser. At the Closing, the Purchaser shall pay an aggregate of $2,574,000 by wire transfer of immediately available funds to the account specified in writing by the Company and the Company and Purchaser shall execute and deliver to the Company a counterpart to the LLC Agreement (the "LLC Counterpart") indicating Purchaser's purchase of the Common Units and agreement to be bound by the terms thereof

                    Section 2. Conditions to the Closing.
                               --------------------------

                    2A. Conditions to Purchaser's Obligations. The obligation of Purchaser to purchase and pay for the Common Units at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                             (i) The representations and warranties of the Company contained in Section 5 hereof and OnePoint contained in
           Section 6 hereof shall be true and correct in ail material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall


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         have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

                           (ii) OnePoint shall have entered into a joint marketing agreement in form and substance as set forth in Exhibit B attached hereto (the "Joint Marketing Agreement"), and the Joint Marketing Agreement shall be in full force and effect as of the Closing.

                           (iii)    The Company shall have delivered to
                           Purchaser all of the following documents:

                                    (x) an Officer's Certificate, dated the date
                           of the Closing, stating that the conditions specified in Section I and paragraphs 2A(i) and (ii), inclusive, have been fully satisfied;

                                    (y) certified copies of the resolutions duly
                           adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement, the LLC Counterpart and the issuance and sale of the Common Units; and

                                    (z)      such other documents relating to
                            the transactions contemplated by this Agreement as Purchaser or its counsel may reasonably request.

                            (iv) All limited liability company and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser and its counsel.

                            (v) The purchase of Common ' Units by Purchaser hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject such Purchaser to any penalty, liability or, in Purchaser's judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the purchase of the Common Units by Purchaser hereunder shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which such Purchaser is subject.

                   2B. Conditions to the Company's Obligations. The obligation of the Company to sell the Common Units to Purchaser at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                            (i) The representations and warranties of Purchaser contained in Section 4 hereof shall be true and correct in all material respects at and as of the Closing as though then made, and Purchaser shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.


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                            (ii) Purchaser, or its wholly owned Subsidiary,
         shall have entered into the Joint Marketing Agreement, and the Joint Marketing Agreement shall be in full force and effect as of the Closing.

                           (iii) Purchaser shall have delivered to the Company all of the following documents:

                                    (x) an Officer's Certificate, dated the date
                  of the Closing, stating that the conditions specified in
                  Section I and paragraphs 2B(i) and (ii) have been fully satisfied,

                                    (y) certified copies of the resolutions duly
                   adopted by Purchaser's board of directors authorizing the execution, delivery and performance of this Agreement and the LLC Counterpart; and

                                     (z)     such other documents relating to
                   the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

                            (iv) All corporate and other proceedings taken or required to be taken by Purchaser in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and its counsel.

                            (v) The sale of Common Units by the Company hereunder shall not be prohibited by any applicable law or governmental rule or regulation and shall not subject the Company to any penalty, liability or, in the Company's judgment, other onerous condition under or pursuant to any applicable law or governmental rule or regulation, and the sale of the Common Units by the Company hereunder shall be permitted by laws, rules and regulations of the jurisdictions and governmental authorities and agencies to which such Company is subject.

                   2C. Waiver. Any condition specified in this Section 2 may be waived by Purchaser or the Company, as appropriate; provided that no such waiver shall be effective against a party unless it is set forth in a writing executed by such party.

                   Section 3. Covenants.
                              ----------

                   3A. Financial Statements and Other Information. The Company shall deliver within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its members or OnePoint sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which the Company or OnePoint files with the Securities and Exchange Commission or with any securities exchange on which any of their respective securities are then listed.


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                   3B. Inspection of Property . The Company shall permit any
 representatives designated by Purchaser upon reasonable notice and during normal business hours, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries.

                   3C. Public Disclosures. None of the parties hereto shall, nor shall the Company permit OnePoint to, disclose the other parties' names or identities or describe the transaction contemplated hereby in any press release or other public announcement or in any document or material filed with any governmental entity without the prior written consent of the other parties, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the disclosing party shall notify the other parties describing such disclosure. It is agreed and understood that the foregoing sentence shall not prohibit either Purchaser or OnePoint from making disclosures about the transaction contemplated hereby in its filings with the Securities and Exchange Commission so long as prior to making such disclosure the disclosing party shall notify the other parties of such disclosure.


                   3D. Warrants. If at March 31, 2000 (the "First Warrant Date") neither the Company nor OnePoint has received aggregate proceeds of at least twenty million dollars ($20,000,000) from one or more of the following occurring after the date hereof. (i) the issuance of one or more of equity securities, securities with equity or profit participation features or voting rights, or other securities issued in connection with such securities or (ii) a sale of assets (each, a "Funding Event"); then in either case the Company shall issue to Purchaser a warrant (the "Warrant") for the purchase of a number of Common Units of the Company equal to 1% of the Company's outstanding Common Units as of the date of this Agreement.

                             If at June 30, 2000 (the "Second  Warrant Date")
  neither the Company nor OnePoint has received aggregate proceeds of at least twenty million dollars ($20,000,000) from one or more Funding Events occurring after the date hereof, then the Company shall issue to Purchaser an additional Warrant for the purchase of a number of the Common Units of the Company equal to 2% of the Company's outstanding Common Units as of the date of this Agreement.

                             The Warrants  issuable  pursuant to this paragraph
  3D shall be substantially in the form of Exhibit C attached hereto and shall provide for an exercise price of $0.01 per unit.

                    3E. Transfer of Restricted Securities. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144, Rule 144A or Regulation S of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 4D below, any other legally available means of transfer.




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                            In connection with the transfer of any Restricted
 Securities (other than a transfer described in paragraph 3E(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, and if requested by the Company, an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act.

                   Section 4. Representations and Warranties of Purchaser. As a material inducement to the Company to enter into this Agreement and sell the Common Units hereunder, Purchaser hereby represents and warrants that:

                    4A.      Organization. Purchaser is a corporation organized,
  validly existing and in good standing under the laws of the State of Delaware.

                    4B. Authorization, No Breach. The execution, delivery and performance of this Agreement, the LLC Counterpart and all other agreements contemplated hereby to which Purchaser is a party have been duly authorized by Purchaser. This Agreement, the LLC Counterpart and all other agreements contemplated hereby to which Purchaser is a party each constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution and delivery by Purchaser of this Agreement, the LLC Counterpart and all other agreements contemplated hereby to which Purchaser is a party, the purchase of the Common Units, and the fulfillment of and compliance with the respective terms hereof and thereof by Purchaser, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of,
  (ii) constitute a default under, (iii) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of Purchaser or any Subsidiary, or any law, statute, rule or regulation to which Purchaser or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which Purchaser or any Subsidiary is subject.

                    4C. Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act. Purchaser has been provided with information in order to evaluate the merits and risks of the investment contemplated hereby and has been given the opportunity to ask questions and receive satisfactory answers concerning the Company and its Subsidiaries and the terms and conditions of the offering and to obtain such additional information as it has requested in order to evaluate the merits and risks of the investment contemplated hereby.

                    4D. Securities Not Registered. Purchaser understands that the Common Units to be purchased hereunder have not been, and will not be, registered under the Securities Act or any state or other securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. Purchaser recognizes that reliance upon such exemptions is based in part upon its representations contained herein. Purchaser


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 represents and warrants that the Common Units will be acquired by it solely for its account, for investment purposes only and not with a view to the distribution thereof Purchaser represents and warrants that it (i) is a sophisticated investor with such knowledge and experience in business and financial matters as will enable it to evaluate the merits and risks of investment in the Common Units and (ii) is able to bear the economic risk and lack of liquidity of an investment in the Common Units.

                   4E. Brokerage. Purchaser has no liability or obligation to pay any brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon Purchaser or any Subsidiary.

                   4F. Government Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by Purchaser of this Agreement or the other agreements contemplated hereby, or the consummation by Purchaser of any other transactions contemplated hereby or thereby, except as expressly contemplated herein or in the exhibits hereto.

                    Section 5. Representations and Warranties of the Company . As a material inducement to Purchaser to enter into this Agreement and purchase the Common Units hereunder, the Company hereby represents and warrants that:

                    5A. Organization, Corporate Power and Licenses. The Company is a limited liability company organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole. The Company possesses all requisite limited liability company power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on the businesses in which it is engaged and to carry out the transactions contemplated by this Agreement.

                    5B. OnePoint Ownership. The Company has no material assets other than shares of the Common Stock of OnePoint. The Company does not conduct any material business other than its ownership of OnePoint Common Stock. The Company has no material liabilities.

                    5C.      Capitalization and Related Matters.

                             (i) Immediately prior to the Closing, the number of outstanding Common Units of the Company shall be as set forth in the "Capitalization Schedule. " As of the Closing, except as set forth on the attached "Capitalization Schedule," neither the Company nor any Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its units or capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its units or capital stock or any stock or securities convertible into or exchangeable for its units or capital stock. As


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          of the Closing, except as set forth on the attached "Capitalization
          Schedule," neither the Company nor any Subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its units or capital stock or any warrants, options or other fights to acquire its units or capital stock.

                            (ii) There are no statutory or contractual preemptive rights or fights of refusal with respect to the issuance of the Common Units. To the best of the Company's knowledge, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its membership units. The offer, sale and issuance of the Common Units hereunder do not require registration under the Securities Act or any applicable material state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's members with respect to voting, except for the LLC Agreement.

                   5D. Subsidiary. The attached "Subsidiary Schedule" sets forth the name of each Subsidiary of the Company, its jurisdiction of organization and the ownership of the equity of such Subsidiary. Each such Subsidiary is organized, validly existing and in good standing under the laws of the jurisdiction of its organization, possesses all requisite power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on the businesses in which it is engaged and is qualified and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole. All of the outstanding shares of capital stock of One Point are validly issued, fully paid and nonassessable, and all such shares are owned by the Company free and clear of any Lien and not subject to any option or fight to purchase any such shares. Neither the Company nor any Subsidiary owns or holds the right to acquire any shares of stock or any other security or interest in any other Person, except as set forth in the attached "Subsidiary Schedule."

                   5E. Authorization, No Breach. The execution, delivery and performance of this Agreement, the LLC Counterpart and all other agreements contemplated hereby to which the Company is a party, have been duly authorized by the Company. This Agreement, the LLC Counterpart and all other agreements contemplated hereby to which the Company is a party each constitutes- a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the LLC Counterpart and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Common Units hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or OnePoint's units or capital stock or assets pursuant to,
 (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the LLC Agreement of the Company or the charter or bylaws of


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 OnePoint, or any law, statute, rule or regulation to which the Company or
 OnePoint is subject, or any agreement, instrument, order, judgment or decree to which the Company or OnePoint is subject.

                   5F.      Financial Statements. Attached hereto as the
 "Financial Statements Schedule" are the following financial statements:

                            (i) the audited consolidated balance sheets of OnePoint and its Subsidiaries as of December 31, 1997 and December 31, 1998, and the related statements of income and cash flows (or the equivalent) for the respective twelve-month periods then ended; and

                            (ii) the unaudited consolidated balance sheet of OnePoint and its Subsidiaries as of June 30, 1999 (the "Latest Balance Sheet"), and the related statements of income and cash flows (or the equivalent) for the six-month period then ended.

  Each of the foregoing financial statements (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of OnePoint (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with generally accepted accounting principles, consistently applied, subject in the case of the unaudited financial statements to the absence of footnote disclosure and changes resulting from normal year-end adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of OnePoint and its Subsidiaries taken as a whole).

                    5G. Absence of Undisclosed Liabilities. The Company and its Subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or any Subsidiary, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) and (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement.

                    5H. No Material Adverse Change. Except as set forth on the attached "Adverse Change Schedule ' " since the date of the Latest Balance Sheet, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or customer or supplier relations of the Company and its Subsidiaries taken as a whole.

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                  51.      Absence of Certain Developments.

                           (i) Except as expressly contemplated by this Agreement or as set forth on the attached "Developments Schedule," since the date of the Latest Balance Sheet, neither the Company nor any Subsidiary have

                                    (a) issued any notes, bonds or other debt
                  securities or any capital stock or other equity securities or any securities convertible, exchangeable or exercisable into any capital stock or other equity securities;

                                    (b) borrowed any amount or incurred or
                  become subject to any material liabilities, except current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business;

                                    (c) discharged or satisfied any material
                  Lien or paid any material obligation or liability, other than current liabilities paid in the ordinary course of business;

                                    (d) declared or made any payment or
                  distribution of cash or other property to its stockholders with respect to its capital stock or other equity securities or purchased or redeemed any shares of its capital stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock or other equity securities),

                                    (e) mortgaged or pledged any of its
                  properties or assets or subjected them to any material Lien, except Liens for current property taxes not yet due and payable;

                                    (f)      sold, assigned or transferred any
                   of its material tangible assets, except in the ordinary course of business, or canceled any material debts or claims;

                                    (g) suffered any material extraordinary
                   losses or waived any rights of material value, whether or not in the ordinary course of business or consistent with past practice;

                                     (h)     made capital expenditures or
                   commitments therefor that aggregate in excess of five million dollars ($5,000,000);

                                     (i) made any loans or  advances  to,
                   guarantees for the benefit of, or any Investments in, any Persons in excess of one hundred thousand dollars ($100,000) in the aggregate; or




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                                     (j) suffered any damage, destruction or
                   casualty loss exceeding in the aggregate one hundred thousand dollars ($100,000), whether or not covered by insurance.

                   5J. Assets. The Company and each Subsidiary have good and marketable title to, or a valid leasehold interest in, the material properties and assets used by them, located on their premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Liens for current property taxes not yet due and payable.

                   5K.      Tax Matters.
                            ------------

                            (i) The Company and each Subsidiary have filed all Tax Returns which they are required to file under applicable laws and regulations and have paid all Taxes shown thereon as owing by them except where the failure to file Tax Returns or pay Taxes would not have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole.

                            (ii) "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof

                    5L. Litigation, etc. Except as set forth on the attached "Litigation Schedule there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against the Company or any Subsidiary at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); and neither the Company nor any Subsidiary is subject to any arbitration proceedings. Neither the Company nor any Subsidiary is subject to any judgment, order or decree of any court or other governmental agency that is reasonably likely to have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole.

                    5M. Brokerage. The Company has no liability or obligation to pay any brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any Subsidiary.


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

                   5N. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

                   50. Compliance with Laws. To the knowledge of the Company, neither the Company nor any Subsidiary has violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole.

                   5P. Knowledge. As used in this Section 5, the terms "knowledge" or "aware" shall mean and include (i) the actual knowledge or awareness of the Company and its Subsidiaries (which shall include the actual knowledge and awareness of the officers, directors and key employees of the Company and its Subsidiaries and the general managers of each facility of the Company and its Subsidiaries) and (ii) the knowledge or awareness which a prudent business person would have obtained in the conduct of his business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

                    Section 6. Representations and Warranties of OnePoint. As a material inducement to Purchaser to enter into this Agreement and purchase the Common Units hereunder, OnePoint hereby represents and warrants that:

                    6A. Organization, Corporate Power and Licenses. OnePoint is a corporation organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such, qualification would not have a material adverse effect on the financial condition of OnePoint and its Subsidiaries taken as a whole.

                    6B.      Capitalization and Related Matters.

                             (i) Immediately prior to the Closing, the number of outstanding shares of common stock of OnePoint shall be as set forth in the "Capitalization Schedule." As of the Closing, except as set forth on the attached "Capitalization Schedule," neither OnePoint nor any of its Subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any fights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock. As of the Closing, except as set forth on the attached "Capitalization Schedule," neither OnePoint nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other fights to acquire its capital stock.

                             (ii) To the best of OnePoint's knowledge, OnePoint has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its Common Stock.

                   6C. Subsidiary. The attached "Subsidiary Schedule" sets forth the name of each Subsidiary of OnePoint, its jurisdiction of organization and the ownership of the equity of such Subsidiary. Each such Subsidiary is organized, validly existing and in good standing under the laws of the jurisdiction of its organization, possesses all requisite power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on the businesses in which it is engaged and is qualified and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of OnePoint and its Subsidiaries taken as a whole. All of the outstanding shares of capital stock of One Point are validly issued, fully paid and nonassessable, and all such shares are owned by the Company free and clear of any Lien and not subject to any option or right to purchase any such shares. Neither OnePoint nor any of its Subsidiaries owns or holds the right to acquire any shares of stock or any other security or interest in any other Person, except as set forth in the attached "Subsidiary Schedule."

                   6D. Authorization, No Breach. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which OnePoint is a party, have been duly authorized by OnePoint. This Agreement and all other agreements contemplated hereby to which OnePoint is a party each constitutes a valid and binding obligation of OnePoint, enforceable in accordance with its terms. The execution and delivery by OnePoint of this Agreement and all other agreements contemplated hereby to which OnePoint is a party, and the fulfillment of and compliance with the respective terms thereof by OnePoint, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon OnePoint's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the charter or bylaws of OnePoint, or any law, statute, rule or regulation to which OnePoint is subject, or any agreement, instrument, order, judgment or decree to which OnePoint is- subject.

                    6E.      Financial Statements. Attached hereto as the
  "Financial Statements Schedule" are the following financial statements:

                             (i) the audited consolidated balance sheets of OnePoint and its Subsidiaries as of December 31, 1997 and December 31, 1998, and the related statements of income and cash flows (or the equivalent) for the respective twelve-month periods then ended; and

                             (ii) the unaudited consolidated balance sheet of OnePoint and its Subsidiaries as of June 30, 1999 (the "Latest Balance Sheet"), and the related statements of income and cash flows (or the equivalent) for the six-month period then ended.

 Each of the foregoing financial statements (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of OnePoint (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with generally accepted accounting principles, consistently applied, subject in the case of the unaudited financial statements to the absence of footnote disclosure and changes resulting from normal year-end adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of OnePoint and its Subsidiaries taken as a whole).

                   6F. Absence of Undisclosed Liabilities. OnePoint and its Subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to OnePoint or any Subsidiary, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit) and
 (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement.

                    6G. No Material Adverse Change. Except as set forth on the attached "Adverse Change Schedule," since the date of the Latest Balance Sheet, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or customer or supplier relations of OnePoint and its Subsidiaries taken as a whole.

                    6H.      Absence of Certain Developments.

                             (i) Except as expressly contemplated by this Agreement or as set forth on the attached "Developments Schedule," since the date of the Latest Balance Sheet, neither OnePoint nor any of its Subsidiaries have

                                      (a) issued any notes, bonds or other debt
                    securities or any capital stock or other equity securities or any securities convertible, exchangeable or exercisable into any capital stock or other equity securities;

                                      (b) borrowed any amount or incurred or
                    become subject to any material liabilities, except current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business;

                                     (c) discharged or satisfied any material
                  Lien or paid any material obligation or liability, other than current liabilities paid in the ordinary course of business;

                                    (d) declared or made any payment or
                  distribution of cash or other property to its stockholders with respect to its capital stock or other equity securities or purchased or redeemed any shares of its capital stock or other equity securities (including, without limitation, any warrants, options or other fights to acquire its capital stock or other equity securities);

                                    (e) mortgaged or pledged any of its
                  properties or assets or subjected them to any material Lien, except Liens for current property taxes not yet due and payable;

                                    (f)      sold, assigned or transferred any
                   of its material tangible assets, except in the ordinary course of business, or canceled any material debts or claims;

                                    (g) suffered any material extraordinary
                   losses or waived any fights of material value, whether or not in the ordinary course of business or consistent with past practice;

                                     (h)     made capital expenditures or
                   commitments therefor that aggregate in excess of five million dollars ($5,000,000),-

                                     (i) made any loans or advances  to,
                   guarantees for the benefit of, or any Investments in, any Persons in excess of one hundred thousand dollars ($100,000) in the aggregate; or

                                              suffered any damage,  destruction
                   or casualty loss exceeding in the aggregate one hundred thousand dollars ($ 100, 000), whether or not covered by insurance.

                   61. Assets. OnePoint and each Subsidiary have good and marketable title to, or a valid leasehold interest in, the material properties and assets used by them, located on their premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Liens for current property taxes not yet due and payable.

                   6J.      Tax Matters.

                            (i) OnePoint and each Subsidiary have filed all Tax Returns which they are required to file under applicable laws and regulations and have paid all Taxes shown thereon as owing by them except where the failure to file Tax Returns or pay Taxes would not have a material adverse effect on the financial condition of OnePoint and its Subsidiaries taken as a whole.

                            (ii) "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not. "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof

                   6K. Brokerage. OnePoint has no liability or obligation to pay any brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon OnePoint or any of its Subsidiaries.

                   6L. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by OnePoint of this Agreement or the other agreements contemplated hereby, or the consummation by OnePoint of any other transactions contemplated hereby or thereby.

                   6M. Compliance with Laws. To the knowledge of OnePoint, neither OnePoint nor any Subsidiary has violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of OnePoint and its Subsidiaries taken as a whole.

                    6N. Knowledge. As used in this Section 6, the terms "knowledge" or "aware" shall mean and include (i) the actual knowledge or awareness of OnePoint and its Subsidiaries (which shall include the actual knowledge and awareness of the officers, directors and key employees of OnePoint and its Subsidiaries and the general managers of each facility of OnePoint and its Subsidiaries) and (Ii) the knowledge or awareness which a prudent business person would have obtained in the conduct of his business after making reasonable inquiry and reasonable diligence with respect to the particular matter in question.

                    Section 7. Put Option.
                                   -------

                    7A.      Generally. Upon and after the occurrence of a Put
  Event, Purchaser may require the Company to repurchase all of the Common Units (whether held by Purchaser or one or more of Purchaser's transferees) pursuant to the terms and conditions in this
 Section 7 (the "Put").

                   7B. Put Notice. Upon the occurrence of a Put Event, Purchaser may exercise the Put by delivering written notice (the "Put Notice") to the Company within 30 days following the occurrence of the Put Event. If Purchaser fails to exercise its fights pursuant to the terms and conditions of this
 Section 7 within such 30-day period, then Purchaser shall have no further fights under this Section 7.

                   7C. Put Price. Upon the exercise of the Put, the repurchase price for the Common Units (the "Put Price") will be the price paid for such Common Units under this Agreement compounded annually at a rate of ten percent (10%) per annum.

                   7D. Closing. The closing of the purchase of Common Units pursuant to the Put (the "Put Closing") will take place on the date designated by the Company in a written notice to Purchaser, which date will not be more than 30 days nor less than 5 days after the delivery of the Put Notice. The Company will pay for the Common Units to be purchased pursuant to the Put by
 (i) delivery of a certified check if and to the extent the Company is able to receive dividends to pay the Put Price in cash under the terms of OnePoint's loan agreements, indentures, other agreements for borrowed money, charter, and the provisions of the Delaware General Corporation Law. The Company will pay the remainder of the Put Price in cash as soon as it is able to receive dividends to do so under such agreements, documents and laws. In the event that the Company is unable to pay the entire Put Price in cash, the unpaid portion thereof will bear interest initially at a rate of twelve percent (12%) per annum, which rate shall be increased by two percent (2%) for each 90-day period that the Put Price shall remain unpaid, but in no event shall such interest exceed sixteen percent (16%).

                    Section 8. First Refusal Right.
                                     --------------

                                     (i) At least 3 0 days  prior  to  making
           any sale, transfer, assignment, pledge or other disposition of (a "Transfer") any Common Units (other than pursuant to a Sale of the Company as defined in Section 9 below), Purchaser shall deliver a written notice (the "Offer Notice") to the Company. The Offer Notice shall disclose in reasonable detail the identity of the proposed transferee(s), the proposed number of Common Units to be transferred and the proposed terms and conditions of the Transfer.

                                      (ii) The Company  may elect to  purchase
           all (but not less than all) of the Common Units specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to Purchaser as soon as practical but in any event within 30 days after the delivery of the Offer Notice (the "Company Offer Period").

                                      (iii) If the Company  elects to purchase
           all (but not less than all) of the Common Units offered by Purchaser, the transfer of such Common Units shall be consummated as soon as practical after the delivery of the election notices, but in any event within 10 days of such delivery. If the Company elects not to purchase all of the Common Units being offered, Purchaser may, within 90 days after expiration of the 30 day election period, transfer all (but not less than all) of the Common Units referred to in the Offer Notice to one or more third parties at a price no less than the price specified in the Offer Notice and on other terms not materially more favorable to the transferees than offered to the Company in the Offer Notice. Any Common Units not transferred within such 90-day period shall be subject to the provisions of this Section 7 with respect to any subsequent Transfer. The purchase price specified in any Offer Notice shall be payable solely in U.S. dollars in immediately available funds at the closing of the transaction.




                   Section 8. Sale of the Company.
                                   ---------------

                   8A. Approved Sale. If the Board and the holders of a majority of the Company's Common Units approve a Sale of the Company to an unaffiliated party (an "Approved Sale"), Purchaser will consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of units, Purchaser will agree to sell his Common Units on the terms and conditions approved by the Board and the holders of a majority of the Company's Common Units. Purchaser will take all necessary or desirable actions in connection with the consummation of the Approved Sale.

                   8B. Obligations. Purchaser's obligations with respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, all of the holders of Common Units will receive the same form and amount of consideration per unit, or if any holders of Common Units are given an option as to the form and amount of consideration to be received, all holders will be given the same option; and
  (ii) all holders of then currently exercisable rights to acquire shares of Common Units will be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of Common Units or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per unit received by the holders of Common Units in connection with the Approved Sale less the exercise price per units of such rights to acquire Common Units by
  (2) the number of units represented by such rights.

                    Section 9. Definitions.
                               ------------

                    9A.      Definitions. For the purposes of this Agreement,
  the following terms have the meanings set forth below:

                    "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                   "Investment" as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities or ownership interest (including partnership interests and joint venture interests) of any other Person and (ii) any capital contribution by such Person to any other Person.

                   "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

                   "Liens" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any Subsidiary or any Affiliate, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

                    "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof

                    "Put Event" means the date at which the Company raises at least $20 million from the issuance of one or more of its equity securities, securities with equity or profit participation features or voting fights, or other securities issued in connection with such securities.

                    "Restricted Securities" means (i) the Common Units issued hereunder, (ii) any Warrants issued pursuant to paragraph 3C hereof, and (iii) any securities issued with respect to the securities referred to in clauses
  (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k)(or any similar provision then in force) under the Securities Act or (c) been otherwise transferred.

                    "Sale of the Company" means the sale to any party or group of related parties pursuant to which such party or parties acquire (i) ownership units of the Company possessing the voting power to elect a majority of the directors (whether by merger, consolidation, sale or transfer of the

 Company's ownership units, reorganization, recapitalization or otherwise) or
 (ii) sale of more than 50% of the total assets determined on a consolidated basis.

                   "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                   "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof

                   "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                   "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of members, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member or general partner of such limited liability company, partnership, association or other business entity.

           Section 10. Miscellaneous.
                       --------------

                    I OA. Expenses. The Company and Purchaser shall each be responsible for all of their respective fees and expenses arising in connection with the negotiation and execution of this Agreement including such fees and expenses associated with the consummation of the transactions contemplated by this Agreement.

                    I OB. Remedies. Each holder of Common Units shall have all rights and remedies set forth in this Agreement, the amendment of the Limited Liability Company Agreement, and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any material breach of any provision of this Agreement and to exercise all other rights granted by law.

                    I OC. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall terminate at Closing.

                   I OD. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Purchaser's benefit as a purchaser or holder of Common Units (including Common Units issuable upon exercise of Warrant) are also for the benefit of, and enforceable by, any subsequent holder of such Common Units.

                   I OE. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                    I  OF.  Counterparts.   This  Agreement  may  be  executed
  simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                    IOG. Descriptive Headings, Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                    10H. Governing Law. The limited liability company law of the State of Delaware shall govern all issues and questions concerning the relative limited liability company rights and obligations of the Company and its members. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

              - 101. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent as follows:

                             If to Purchaser:

                                      CAIS Internet, Inc.
                                      1255 22d Street, N.W.

                                    Washington, D.C. 20037
                                    Attention: Chief Executive Officer

                            If to the Company or OnePoint:

                                    2201 Waukegan Road
                                     Suite E-200
                                     Bannockburn, IL 60015
                                     Attention: Chief Financial Officer

 or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                   I OJ. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                   IN WITNESS W]HEREOF, the parties hereto have executed this Agreement on the date first written above.

                                VENTURES IN COMMUNICATIONS II, L.L.C.


                                By ______________________

                                Its  ______________________

                                ONEPOINT COMMUNICATIONS CORP.


                                By ______________________

                                Its  ______________________

                                LIST OF EXHIBITS


 Exhibit A - Limited Liability Company Agreement Exhibit B - Joint Marketing Agreement Exhibit C - Form of Warrant

                            Capitalization Schedule



 I Immediately prior to the transactions contemplated by the Agreement, the Company has 1,000,000 Common Units outstanding, and has 199,000 Preferred Units outstanding, and OnePoint has 1,000,000 shares of Common Stock outstanding.

 2. The Company also has issued two warrants to Ventures in Communications L.L.C. ("VIC")

                   The first of such warrants is exercisable for a total number of Common Units equal, as a percentage of the total number of Common Units outstanding immediately after the exercise of the final warrant, to the result of 9.9% divided by a fraction, the numerator of which is the number of outstanding shares of OnePoint's Common Stock owned by the Company at such time, and the denominator of which is the total number of outstanding shares of OnePoint Common Stock at such time. Such fraction is referred to herein as the "Gross Up Fraction. "

                   The second warrant is exercisable for a total number of Common Units equal, as a percentage of the total number of Common Units outstanding immediately after the exercise of the final warrant, to the result of 2.0% divided by the Gross Up Fraction.

  3. OnePoint has outstanding warrants to purchase I 11, 125 shares of its Common Stock, which were issued in May 1998 in connection with its issuance of 14 Y2% Senior Notes due 2008.

  4.       Section 9. 10 of the Operating Agreement contains a put right of VIC.

  5. Section 9.7 of the Operating Agreement contains pre-emptive rights with respect to the sale of the Common Units in favor of VIC. VIC has waived such rights in connection with the proposed transaction.

                                            Subsidiary Schedule

        The Subsidiaries of the Company and OnePoint are as follows:

                                                Jurisdiction of           Ownership of Outstanding
 Name of Subsidiary                             Organization              Equity
  OnePoint Communications Corp.                 Delaware                  100% owned by the Company
  OnePoint Communications-                      Delaware                  100% owned by OnePoint
  Colorado, LLC                                                           Communications Corp.
  OnePoint Communications-Illinois,             Delaware                  100% owned by OnePoint
  LLC                                                                     Communications Corp.
  OnePoint Communications-Georgia,              Delaware                  100% owned by OnePoint
  LLC                                                                     Communications Corp.
  OnePoint Communications                       Delaware                  100% owned by OnePoint
  Holdings, LLC                                                           Communications Corp.
  OnePoint Services LLC                         Delaware                  Majority owned by OnePoint
                                                                          Communications Corp., with
                                                                          minority interest TBD for
                                                                          management (newly established
                                                                          entity)
  OnePoint Prepaid Services LLC                 Delaware                  100% owned by OnePoint
                                                                          Communications-Colorado,
                                                                          LLC
  Mid-Atlantic RMTS Holdings LLC                Delaware                  50% owned by OnePoint
                                                                          Communications Holdings,
                                                                          LLC; 50 % owned by South
                                                                          Central Development Company
                                                                          LP
  VIC-RMTS-DC, LLC                              Delaware                  95% owned by OnePoint
                                                                          Communications Holdings,
                                                                          LLC, 5% owned by Mid
                                                                          Atlantic RMTS Holdings, LLC
                                                                          (see Developments Schedule for
                                                                          information regarding the
                                                                          Company's negotiations with the
                                                                          Mid-Atlantic entities).

 2. OnePoint Communications Holdings, LLC has certain rights of first refusal to acquire the units of Mid-Atlantic Telcom Plus Holding, LLC and is negotiating to acquire the remaining units of VIC-RMTS-DC, LLC that it does not own, directly or indirectly.

                        Material Adverse Change Schedule


    I . See the Developments Schedule for information regarding negotiations with the MidAtlantic entities.

                                           Developments Schedule

 I OnePoint executed a Call On Term-Term Note in the amount of $16,000,000 in favor of The Northern Trust Company as of August 30, 1999.

 2. OnePoint has signed an agreement with Lucent Technologies Inc. to purchase telecommunications network equipment, and is negotiating with Comdisco to lease telecommunications network equipment.

 3. OnePoint is in negotiations with its joint venture partner to end the joint venture and resolve pending arbitration between the parties. Pursuant to these negotiations, OnePoint or a subsidiary would purchase the membership units of VIC-RMTS-DC, LLC that it does not own, directly or indirectly, and would consent to the sale of all of the membership units or all or substantially all of the assets of Mid-Atlantic Telcom Plus, LLC.

                               Litigation Schedule


    I . See the Developments Schedule and the Financial Statements Schedule for information regarding OnePoint's dispute with the Mid-Atlantic entities.

                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                         VENTURES IN COMMUNICATIONS II, L.L.C.


                         By _________________________
                         Its ________________________

                         ONEPOINT COMMUNICATIONS CORP.

                         By _________________________
                         Its ________________________

                        CAIS INTERNET, INC.


                         By _________________________
                         Its ________________________



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